UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2012

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact Name of Registrants as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-14141	13-3937434
333-46983	13-3937436
(Commission File Number)	(IRS Employer Identification No.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 697-1111

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On July 26, 2012, L-3 Communications Holdings, Inc. (the “Company”) issued a press release setting forth the Company’s 2012 second quarter financial results. A copy of this press release is attached hereto as Exhibit 99.

This press release is furnished herewith as Exhibit 99, and shall not be deemed filed for purposes of the Exchange Act.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99	Press release, dated July 26, 2012, issued by L-3 Communications Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

By:	/s/ Ralph G. D’Ambrosio

Name:	Ralph G. D’Ambrosio
Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: July 26, 2012